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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 31, 2006

                         JONES LANG LASALLE INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

            Maryland                    001-13145             36-4150422
 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)     Identification Number)

              200 East Randolph Drive
                 Chicago, Illinois                               60601
      (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (312) 782-5800

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On January 31, 2006, Jones Lang LaSalle Incorporated issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2005. The full text of this press release is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits

The following exhibit is included with this Report:

      99.1. Press release issued by Jones Lang LaSalle Incorporated on January 31, 2006 announcing its financial results for the fourth quarter and year ended December 31, 2005.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2006                 JONES LANG LASALLE INCORPORATED


                                        By:    /s/ Lauralee E. Martin
                                               ---------------------------------
                                        Name:  Lauralee E. Martin
                                        Title: Executive Vice President,
                                               Chief Financial Officer and
                                               Chief Operating Officer

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                                  EXHIBIT INDEX

Exhibit 99.1 Press release issued by Jones Lang LaSalle Incorporated on January 31, 2006 announcing its financial results for the fourth quarter and year ended December 31, 2005.